UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.___)

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

CASTLE BIOSCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

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Your Vote Counts! CASTLE BIOSCIENCES, INC. 2022 Annual Meeting Vote by June 1, 2022 11:59 PM ET Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 2, 2022 11:00 a.m. (Local Time) *Please check the meeting materials for any special requirements for meeting attendance. Directions to the meeting location can be found at www.CastleBiosciences.com. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D79249-P72604 C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 You invested in CASTLE BIOSCIENCES, INC. and it’s time to vote! THIS IS AN IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 2, 2022. You have the right to vote on proposals being presented at the Annual Meeting. San Luis Resort, Spa and Conference Center 5222 Seawall Boulevard Galveston, Texas 77551 Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Before voting, we encourage you to access and review the proxy materials, which contain important information and are available on the Internet or by mail. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D79250-P72604 1 Year 01) Kimberlee S. Caple 02) G. Bradley Cole 03) Derek J. Maetzold 1. The election of three Class III directors to serve until the 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Nominees: 2. To ratify the selection of KPMG LLP by the Audit Committee of the Board of Directors as our independent registered public accounting firm for the fiscal year ending December 31, 2022. 3. Approval of, on an advisory basis, our executive compensation. 4. Approval of, on an advisory basis, the frequency of the advisory approval of our executive compensation. NOTE: The proxies may vote in their discretion upon any other business that may properly come before the meeting or any adjournment thereof. For For For